UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

Amendment 1 to Form 8-K Filed September 23, 2008
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 18, 2008
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

On September 23,  2008, DeVry Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting on September 18, 2008, the Company completed the acquisition of U.S. Education Corporation (“USEC”) from William Blair Capital Partners VII QP, L.P., ClearLight Partners, LLC and the other stockholders and optionholders of USEC.

This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.  The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 - Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired.

The following audited financial statements required by Item 9.01(a) of Form 8-K are included in this report:

(i) Audited Consolidated Financial Statements of U.S. Education Corporation and Subsidiaries as of and for the years ended June 30, 2008 and 2007 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

(i) Unaudited Pro Forma Combined Balance Sheet as of June 30, 2008 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2008 of DeVry Inc. are attached hereto as Exhibit 99.2.

(c) Exhibits

    Exhibit No.                                                                Description

99.1	Consolidated Financial Statements of U.S. Education Corporation and Subsidiaries as of and for the years ended June 30, 2008 and 2007.

99.2	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2008 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2008 of DeVry Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date: November 25, 2008	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer